                                 Exhibit 10(QQ)

            Amendment No. 1 to Amended and Restated Credit Agreement
                                      Among
                    SAF Funding Corporation, the Lenders and
                                  Bank One, NA

                                   Dated as of
                                November 14, 2002
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            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Amendment (this "AMENDMENT") is entered into as of November 14, 2002 by and among SAF Funding Corporation, a Delaware corporation (the "BORROWER"), Bank One, NA, individually and as agent ("AGENT"), and the other financial institutions signatory hereto.


                                    RECITALS

         A. The Borrower, the Agent and the Lenders are party to that certain Credit Agreement dated as of November 19, 1999 (as amended and restated by that certain Amended and Restated Credit Agreement dated as of November 16, 2001, the "CREDIT AGREEMENT"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement;

         B. The Borrower has requested an extension of the Commitment Termination Date, and each of the Lenders have approved such extension request in accordance with the terms of the Credit Agreement; and

         C. Firstar Bank, NA ("FIRSTAR") has notified the Agent of its desire to terminate its Commitment on the current Commitment Termination Date (as defined in the Credit Agreement).

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                  (a) The definition of "Commitment Termination Date" set forth in Article I of the Credit Agreement is amended in its entirety to read as follows:

                  "COMMITMENT TERMINATION DATE" means November 12, 2003 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

                  (b) The definition of "Company Pledge Agreement" set forth in
         Article I of the Credit Agreement is amended in its entirety to read as follows:

                  "COMPANY PLEDGE AGREEMENT" shall mean a Pledge and Security Agreement dated as of November 19, 1999 between the Borrower and the Agent, as the same shall be modified and supplemented and in effect from time to time.

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                  (c) The definition of "Parent Pledge Agreement" set forth in
         Article I of the Credit Agreement is amended in its entirety to read as follows:

                  "PARENT PLEDGE AGREEMENT" shall mean a Pledge and Security Agreement dated as of November 19, 1999 between the Parent and the Agent, as the same shall be modified and supplemented and in effect from time to time.

                  (d) Schedule 1 to the Credit Agreement is deleted in its entirety, and SCHEDULE 1 attached hereto and made a part hereof is substituted in its place.

         2. TERMINATION OF FIRSTAR COMMITMENT. The Commitment of Firstar shall be terminated and of no further force and effect from and after the Effective Date.

         3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

                  (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

                  (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

                  (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

         4. EFFECTIVE DATE. Sections 1 and 2 of this Amendment shall become effective upon:

                  (a) the execution and delivery hereof by the Borrower, the Agent and all the Lenders;

                  (b) the execution and delivery of Amendment No. 2 to Put Agreement, a copy of which is attached hereto as EXHIBIT A (the "PUT AGREEMENT AMENDMENT"), by the State Auto Obligors and the Agent;

                  (c) the execution and delivery of Amendment No. 1 to Standby Purchase Agreement by State Auto Financial and the Borrower;

                  (d) the Borrower's repayment to Firstar in full of all Obligations outstanding and due to Firstar on the Effective Date;


                                      -2-
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                  (e) a certificate, signed by the chief financial officer of the Borrower, stating that (i) on the Effective Date no Default or Unmatured Default has occurred and is continuing and (ii) no amendments or modifications have been made to the articles or certificate of incorporation or by-laws of the Borrower or the Parent since November 16, 2001 (or, if any amendments or modifications have been made, attaching a copy thereof to such certificate);

                  (f) copies of the resolutions of the board of directors of the Borrower authorizing the transactions contemplated hereby, certified as of the date hereof by the Secretary or an Assistant Secretary of the Borrower; and

                  (g) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the date hereof, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform this Amendment.

         The date upon which such events have occurred is the "Effective Date."

         5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         6. CONSENT TO PUT AGREEMENT AMENDMENT. By their signatures below, each of the undersigned Lenders hereby consents to the execution of the Put Agreement Amendment.

         7. COSTS AND EXPENSES. The Borrower hereby affirms its obligation under
Section 9.6 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                                      -3-
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         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature pages follow]

                                      -4-

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                    SAF FUNDING CORPORATION


                                    By:      Jill A. Gordon
                                        -------------------------------------

                                    Title:   Vice President
                                           ----------------------------------


                                    BANK ONE, NA, as Agent and as a Lender


                                    By:      /s/ Cynthia Priest
                                        -------------------------------------

                                    Title:   Director
                                           ----------------------------------


                                    KEYBANK NATIONAL ASSOCIATION, as a Lender


                                    By:      /s/ Mary K. Young
                                        -------------------------------------

                                    Title:   Vice President
                                           ----------------------------------


                                    THE HUNTINGTON NATIONAL BANK, as a Lender


                                    By:      /s/ Nancy Cracoiice
                                        ------------------------------------

                                    Title:   Vice President
                                           ---------------------------------


                                    NATIONAL CITY BANK, as a Lender


                                    By:      /s/ Rick Marriotti
                                        ------------------------------------

                                    Title:   Vice President
                                           ---------------------------------

                                      S-1
                              [TO AMENDMENT NO. 1]


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                                    FIFTH THIRD BANK, as a Lender


                                    By:      /s/ John K. Beardslee
                                        ------------------------------------

                                    Title:   Vice President
                                           ---------------------------------


                                    PARK NATIONAL BANK, as a Lender


                                    By:      /s/ Thomas Button
                                        ------------------------------------

                                    Title:   Vice President
                                           ---------------------------------

                                      S-2
                              [TO AMENDMENT NO. 1]

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                           SCHEDULE 1

                          COMMITMENTS

           Lender                           Commitment
           ------                           ----------
Bank One, NA                               $20,000,000
Keybank National Association               $20,000,000
The Huntington National Bank               $20,000,000
National City Bank                         $17,000,000
Fifth Third Bank                           $15,000,000
Park National Bank                         $8,000,000
         Aggregate Commitment              $100,000,000